UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A INFORMATION

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MEDMEN ENTERPRISES INC.

(Name of registrant as specified in its charter)

______________________________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2022

Dear Shareholder:

You are receiving this notice because MedMen Enterprises Inc. (the “Company”) is using the notice-and-access rules for delivery of meeting materials for its 2022 Annual and Special Meeting (the “Meeting”) to its registered and non-registered shareholders. This notice regarding the Meeting is prepared pursuant to the notice-and-access rules under pursuant to Rule 14a-16 under the United States Securities Exchange Act of 1934, as amended. Under notice-and-access, shareholders still receive a proxy or voting instruction form enabling them to vote at the Meeting. However, instead of a paper copy of the Notice of Meeting and Proxy Statement (the “Proxy Statement”), shareholders receive this notice with information on how they may access the Proxy Statement, 2021 Annual Report and form of proxy (collectively, the “Meeting Materials”) electronically. The use of this alternative method of delivery is more environmentally responsible as it will reduce paper use and will also reduce the Company’s printing and mailing costs. This notice is not a form for voting and presents only an overview of the more complete information in the Meeting Materials which contain important information and can be accessed online as provided below. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Meeting are also provided below.

The Company has elected not to use the procedure known as “stratification” in relation to its shareholders under the “notice and access” rules. Stratification occurs when a reporting issuer using the “notice and access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

The Meeting will be held in a virtual format on Wednesday, April 20, 2022 at 9:00 a.m. (PST). The Meeting will be conducted via live webcast. You will not be able to attend the Meeting in person. Only registered shareholders at the close of business on the record date of March 4, 2022 and duly appointed proxyholders will be able to attend, participate and vote at the Meeting or any adjournment or postponement of the Meeting. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but not be able to participate or vote at the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at web.lumiagm.com/243159945. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting. The control number located on the form of proxy (or in the email notification you received) is the Username. The Password to the Meeting is “ medmen2022” (case sensitive). For duly appointed proxyholders, Odyssey Trust Company will provide the proxyholder with a Username by e-mail after the voting deadline has passed.

The purposes of the Meeting are:

1.      to set the number of directors of the Company for the ensuring year at five (5), subject to permitted increases under the articles of the Company or otherwise;

2.      to elect the directors to serve for the ensuing year;

3.      to approve an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of April 1, 2021, the effective date of the approval by the board of directors;

4.      to appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration; and

5.      to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

MANAGEMENT AND THE BOARD RECOMMEND A VOTE FOR EACH NOMINEE AND FOR
EACH MATTER TO BE VOTED ON.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may access the Meeting Materials at https://odysseytrust.com/client/medmen-enterprises/, www.sec.gov and at www.SEDAR.com. You may vote your shares online or by mail. Please refer to the directions on your voting instruction form or form of proxy for instructions on how to vote using these methods. To ensure that you have all the necessary information about the matters to be voted on at the Meeting, you should review the Proxy Statement before casting your vote.

If you prefer a paper copy of the Meeting Materials, have questions about notice-and-access or wish to have proxy materials for future meetings of shareholders sent to you in paper copy, please email us at investors@medmen.com, or send a written request to our offices at 10115 Jefferson Boulevard, Culver City, California 90232, attention Investor Relations.

Requests may be made up to one year from the date the Proxy Statement was filed with the Securities and Exchange Commission, but requests should be received at least five business days in advance of April 18, 2022, being the proxy cut-off date for voting at the Meeting, in order to receive the Meeting Materials in advance of the proxy cut-off date for the Meeting. If you do not request paper copies they will not otherwise be provided to you.

All shareholders of the Company are strongly encouraged to vote prior to the Meeting by any of the means described below.

VOTING:

Registered shareholders are asked to return their proxies using one of the following methods not later than 9:00 a.m. (PST), on April 18, 2022, being the proxy cut-off date for the Meeting:

INTERNET:	www.odysseytrust.com/Transfer-Agent/Login You will need your 12-digit control number located on the form of proxy.
EMAIL:	proxy@odysseytrust.com Attention: Proxy Department.
MAIL:	Odyssey Trust Company, Proxy Department 350 – 409 Granville Street Vancouver, British Columbia, Canada V6C 1T2

Non-registered holders are asked to use the Voting Instruction Form provided by broker, bank or other intermediary and RETURN IT TO BROKER, BANK OR OTHER INTERMEDIARY (not to the Company), or vote through the Internet or by telephone as indicated on the Voting Instruction Form, in each case as soon as practicable to ensure that it is transmitted on time. It must be received by broker, bank or other intermediary with sufficient time for them to file a proxy by the proxy deadline of 9:00 a.m. (PST) on April 18, 2022.

Shareholders with questions about notice-and-access can email the Company at investors@medmen.com.